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Made2Manage Systems Inc.
450 E. 96th Street, Suite 300
Indianapolis, IN 46240
P: 317.249.1200
F: 317.249.1999

FOR IMMEDIATE RELEASE

Contact:	Traci M. Dolan Vice President, Finance and Chief Financial Officer (317) 249-1327 ir@made2manage.com www.made2manage.com

Made2Manage Systems Reports First Quarter 2003 Financial Results

INDIANAPOLIS, April 16, 2003—Made2Manage Systems, Inc. (Nasdaq: MTMS), a leading provider of enterprise business systems for small and midsize manufacturers, today reported its financial results for the first quarter ended March 31, 2003.

For the quarter ended March 31, 2003, the Company reported a net loss of $120,000 or ($.02) per diluted share, which was an improvement from the prior year first quarter net loss of $334,000 or ($.07) per diluted share. Operating loss in the first quarter 2003 was $166,000 compared to $415,000 in 2002, an improvement of $249,000.

Revenues were $7.3 million in the first quarter of 2003, compared to $7.4 million in the first quarter of 2002. Software license revenue for the quarter was $1.7 million in 2003 compared to $2.0 million in 2002. Services revenue was $5.4 million in the first quarter of 2003 versus $5.3 million for the same period a year ago. The Company increased its cash and investments balance by $100,000, ending the quarter with $16.6 million.

“Our first quarter is always our most difficult quarter and this year was no exception,” said David Wortman, chairman and chief executive officer. “We believe the uncertain economic and political environment contributed to continued spending delays by prospective customers. That said, we view those delays as temporary and anticipate improved financial performance in the months ahead as those conditions stabilize. We are, however, very pleased with our improved financial performance over the same quarter last year and with our continued trend of increasing our cash and investments.”

Wortman added, “Our outlook for 2003 remains unchanged from our January 22 press release in which we stated that we anticipate 2003 full year financial performance to exceed that of 2002. We also indicated and continue to project modest revenue growth accompanied by improved profitability for 2003 compared to 2002, and positive cash flow for the year. Our outlook considers the difficult economic environment and the competitive nature of the enterprise software space.”

First Quarter Highlights

o
Partnered with Infoscan Software Systems (Minneapolis, Minn.) to deliver a Warehouse Management Solution to small and midsize manufacturers. The partnership provides customers and prospects with a fully integrated and comprehensive supply chain management solution.

o
Released Electronic Data Interchange (EDI) capabilities with XML technology to enhance the enterprise integration tool, M2M Link. The new Made2Manage EDI-XML solution allows users to have one point of contact when exchanging documents of any format (e.g., EDI, XML, flat file) with trading partners.

o
Partnered with LiveVault Corporation (Marlborough, Mass.), to provide a fully managed online backup and recovery service. The partnership will give customers affordable data protection and recovery capabilities.

o
Released Customer Relationship Management (CRM) module Field Service 5.2 which included more than 40 customer-driven improvements. The latest Field Service release enables manufacturers to document, track and manage complex warranties and to increase profitability on service efforts with improved technical labor scheduling, tracking and reporting.

o
Released Advanced Planning 5.01, a dramatically improved finite capacity production planning tool and an integral part of the Made2Manage Supply Chain Management (SCM) suite. The new release uses Theory-of-Constraints-based mathematical algorithms to determine a manufacturing plan that generates increased shop floor throughput with the highest profitability.

First Quarter 2003 Conference Call

David Wortman, chairman and chief executive officer, and Traci Dolan, chief financial officer, will host a conference call to discuss Made2Manage Systems’ first quarter 2003 financial results at 11 a.m. Eastern Daylight Time on Wednesday, April 16, 2003. Investors will have the opportunity to listen to the conference call live at the Company’s Web site, www.made2manage.com. To listen to the live call via the Internet, please go to the Web site at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available two hours after the call and will remain available for 90 days.

About Made2Manage Systems, Inc.

Made2Manage Systems (Indianapolis, Ind.) delivers a comprehensive, fully integrated enterprise business system designed specifically for the unique needs of small and midsize manufacturing and distribution enterprises. The company’s enterprise solution addresses the most critical business processes facing small and midsize manufacturers, creating a system that requires minimal customization and administration. Employing Microsoft technology, the end-to-end solution guarantees that Made2Manage customers get their businesses online and working efficiently as quickly as possible, helping them to compete effectively against growing global competition. With more than 25,000 licensed users, Made2Manage works with leading suppliers behind some of the nation’s biggest brand names. Visit the Made2Manage Systems Web site at www.made2manage.com. Made2Manage Systems can be reached via e-mail at info@made2manage.com or by calling (800) 626-0220.

Safe Harbor Provision

This press release contains certain “forward-looking statements” that reflect Made2Manage Systems’ expectations regarding its future growth, results of operations, performance, and business prospects and opportunities. Words such as, “estimates,” “believes,” “anticipates,” “plans,” and similar expressions may be used to identify these forward-looking statements, but are not the exclusive means of identifying these statements. These statements reflect Made2Manage Systems’ current beliefs and are based on information currently available to Made2Manage Systems. Accordingly, these statements are subject to known and unknown risks, uncertainties and other factors that could cause Made2Manage Systems’ actual growth, results, performance, and business prospects and opportunities to differ from those expressed in, or implied by, these statements. Made2Manage Systems believes its primary risk is the uncertainty of the U.S. economy and its effects on the customers it serves with respect to their willingness and ability to purchase the Company’s software and services. Other risks, uncertainties and other factors include Made2Manage Systems’ ability to develop and market existing and acquired products; Made2Manage Systems’ ability to successfully integrate its acquired products; Made2Manage Systems’ ability to adjust to changes in technology, customer preferences, enhanced competition and new competitors in the ERP market; Made2Manage Systems’ ability to develop and market a Web-based ERP system; risks associated with developing products using next-generation Internet technology; risks associated with conducting a consulting services business; general economic and business conditions, which may reduce or delay customers’ purchases of Made2Manage Systems’ products and services; and Made2Manage Systems’ ability to anticipate variability of quarterly revenues, manage rapid growth, attract and retain key employees, deliver new product introductions, achieve market acceptance of the products, and protect its proprietary software rights from infringement or misappropriation. Made2Manage Systems is not obligated to update or revise these forward-looking statements to reflect new events or circumstances or otherwise. Additional information concerning factors that could cause results to differ materially from those in the forward-looking statements is contained in the company’s SEC reports, including the Annual Report on Form 10-K for the year ended December 31, 2002.

###

MADE2MANAGE SYSTEMS, INC.
FINANCIAL HIGHLIGHTS
(in thousands, except per share data)
(unaudited)

Statement of Operations Data:

                                                                     Three Months Ended
                                                                          March  31,
                                                                     -------------------
                                                                       2003       2002
                                                                     --------   --------
Total revenues....................................................   $  7,343   $  7,434
Operating loss....................................................       (166)      (415)
Net loss..........................................................       (120)      (334)

Per share amounts - basic and diluted:
    Net loss per share............................................   $  (0.02)  $  (0.07)
                                                                     ========   ========
    Weighted-average shares outstanding...........................      4,930      4,855
                                                                     ========   ========

Balance Sheet Data:
                                                                     March 31,  December 31,
                                                                       2003        2002
                                                                    ---------   -----------
Cash and marketable securities....................................   $ 16,639    $16,513
Total assets......................................................     24,103     25,128
Long-term obligations, less current portion.......................        ---         23
Total shareholders' equity........................................     11,871     11,940

MADE2MANAGE SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

                                                                       March 31,  December 31,
                                                                         2003        2002
                                                                       ---------  -----------

                                     ASSETS

Current assets:
    Cash and cash equivalents........................................  $  16,200   $  15,613
    Marketable securities............................................        439         900
    Trade accounts receivable, net ..................................      4,469       5,475
    Prepaid expenses and other.......................................      1,264       1,275
                                                                       ---------   ---------
       Total current assets..........................................     22,372      23,263

Property and equipment, net..........................................      1,731       1,865
                                                                       ---------   ---------

       Total assets..................................................  $  24,103   $  25,128
                                                                       =========   =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable.................................................  $     700   $     476
    Accrued liabilities..............................................      1,882       2,256
    Current portion of capitalized lease.............................        116         112
    Deferred revenue.................................................      9,001       9,619
                                                                       ---------   ---------
       Total current liabilities.....................................     11,699      12,463

    Capitalized lease................................................        ---          23
    Deferred revenue.................................................        533         702
                                                                       ---------   ---------

       Total liabilities.............................................     12,232      13,188
                                                                       ---------   ---------

Shareholders' equity:
    Preferred stock, no par value; 2,000,000 shares
    authorized, no shares issued and outstanding at
    March 31, 2003 and December 31, 2002.............................        ---         ---
    Common stock, no par value; 10,000,000 shares
       authorized, 4,940,948 and 4,925,447 issued
       and outstanding at March 31, 2003 and
       December 31, 2002, respectively...............................     22,971      22,920
    Accumulated deficit..............................................    (11,100)    (10,980)
                                                                       ---------   ---------
       Total shareholders' equity....................................     11,871      11,940
                                                                       ---------   ---------

       Total liabilities and shareholders' equity....................  $  24,103   $  25,128
                                                                       =========   =========

MADE2MANAGE SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

                                                                          Three Months Ended
                                                                              March  31,
                                                                         --------------------
                                                                            2003      2002
                                                                         ---------  ---------
Revenues:
    Software...........................................................  $   1,733  $   1,978
    Services...........................................................      5,394      5,298
    Hardware...........................................................        216        158
                                                                         ---------  ---------
       Total revenues..................................................      7,343      7,434
                                                                         ---------  ---------
Costs of revenues:
    Software...........................................................        400        430
    Services...........................................................      2,008      2,085
    Hardware...........................................................        168        113
    Restructuring charge...............................................        (51)       ---
                                                                         ---------- ---------
       Total costs of revenues.........................................      2,525      2,628
                                                                         ---------  ---------

       Gross profit....................................................      4,818      4,806
                                                                         ---------  ---------
Operating expenses:
    Sales and marketing................................................      2,510      2,902
    Product development................................................      1,408      1,297
    General and administrative.........................................      1,066      1,022
                                                                         ---------  ---------
       Total operating expenses........................................      4,984      5,221
                                                                         ---------  ---------

Operating loss.........................................................       (166)      (415)

Other income, net......................................................         56         81
                                                                         ---------  ---------

    Loss before income taxes...........................................       (110)      (334)

Income tax provision...................................................         10        ---
                                                                         ---------  ---------

Net loss  .............................................................  $    (120) $    (334)
                                                                         =========  =========

Per share amounts - basic and diluted:
    Net loss per share.................................................  $   (0.02) $   (0.07)
                                                                         =========  =========
    Weighted-average shares outstanding................................      4,930      4,855
                                                                         =========  =========